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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David A. Hose and Andrew M. Murray, and each of them, his attorneys-in-fact, with full power of substitution, for him in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-1 in connection with the offering by SignalSoft Corporation, a Delaware corporation (the "Company"), of securities ("Securities"), and all amendments (including post-effective amendments) thereto and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and sale of the Securities with Blue Sky authorities and with the National Association of Securities Dealers, Inc.; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.


Date:    April 12, 2000                                /s/ David A. Hose
       -----------------------------                 --------------------------
                                                     David A. Hose


Date:    April 12, 2000                                /s/ Andrew M. Murray
       -----------------------------                 --------------------------
                                                     Andrew M. Murray


Date:    April 12, 2000                                /s/ Mark H. Flolid
       -----------------------------                 --------------------------
                                                     Mark H. Flolid


Date:    April 12, 2000                                /s/ Charles P. Waite, Jr.
       -----------------------------                 --------------------------
                                                     Charles P. Waite, Jr.


Date:    April 12, 2000                                /s/ B. Holt Thrasher
       -----------------------------                 --------------------------
                                                     B. Holt Thrasher


Date:    April 12, 2000                                /s/ Eric L. Doggett
       -----------------------------                 --------------------------
                                                     Eric L. Doggett


Date:    April 11, 2000                                /s/ Perry M. laForge
       -----------------------------                 --------------------------
                                                     Perry M. laForge